UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: August 31

Date of reporting period: May 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

FORM N-Q

MAY 31, 2015

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 88.7%
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 0.7%
Europcar Groupe SA, Secured Notes	11.500%	5/15/17	350,000	EUR	$433,205	(a)
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	490,000	EUR	550,949	(a)
Europcar Groupe SA, Senior Subordinated Notes	9.375%	4/15/18	1,540,000	EUR	1,784,408	(a)

Total Auto Components					2,768,562

Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,140,210

Diversified Consumer Services - 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,361	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	479,197
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,210,250
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	760,000		803,700

Total Diversified Consumer Services					2,660,508

Hotels, Restaurants & Leisure - 3.6%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,357,149		1,330,820	(a)(c)(d)(e)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	420,000		427,350	(a)(c)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	820,000		863,050	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,526,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,630,000		1,662,600
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,081,825	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,380,000	GBP	2,265,799	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	980,000		1,041,250	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	1,070,000		1,008,475	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		678,438	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,124,813	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	11,000		11,000	(a)

Total Hotels, Restaurants & Leisure					15,021,420

Household Durables - 1.6%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		1,727,800	(a)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,350,000		1,397,250	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,037,875
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	970,000		1,013,650
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,650,000		1,579,875	(a)

Total Household Durables					6,756,450

Media - 5.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		457,520
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		491,063
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,858,569
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,310,000		1,316,550
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,130,000		1,163,900	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	2,690,000		2,330,212
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,393,944		1,271,974	(a)(c)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,100,000		2,126,250	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	2,090,000		2,126,575	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - (continued)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	104,000	EUR	$138,781	(a)(c)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		652,131
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		727,600	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,730,832	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	166,986	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,409,725	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000		1,830,937	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		205,000	(a)

Total Media					23,004,605

Multiline Retail - 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		278,100
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		2,256,800	(a)(c)

Total Multiline Retail					2,534,900

Specialty Retail - 1.3%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	280,000	GBP	472,399	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,880,000		2,613,600	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		717,750	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,415,000		1,439,763	(a)(c)

Total Specialty Retail					5,243,512

Textiles, Apparel & Luxury Goods - 0.8%
American Achievement Corp., Secured Notes	10.875%	4/15/16	3,000,000		2,928,750	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		462,000	(a)

Total Textiles, Apparel & Luxury Goods					3,390,750

TOTAL CONSUMER DISCRETIONARY					62,520,917

CONSUMER STAPLES - 3.8%
Beverages - 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,120,000		1,108,800	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	910,000		960,050	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,000,000		1,177,500	(a)

Total Beverages					3,246,350

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,550,000		1,555,813	(a)

Food Products - 1.7%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	870,000	GBP	1,271,533	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,050,000		1,086,750	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,240,000		1,233,800	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,330,000		1,353,275	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,140,000		2,011,600	(a)

Total Food Products					6,956,958

Household Products - 0.6%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000		495,650
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	370,000		394,975	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,230,000		1,273,050	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	270,000		246,375	(a)

Total Household Products					2,410,050

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,920,000	$1,677,600

TOTAL CONSUMER STAPLES				15,846,771

ENERGY - 13.3%
Energy Equipment & Services - 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,090,000	1,068,200
CGG, Senior Notes	6.500%	6/1/21	1,480,000	1,265,400
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	400,000	394,000
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	930,000	746,325
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	900,000	301,500	(a)(e)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	2,010,000	623,100	(a)(e)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	430,000	280,575
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,370,000	1,267,250
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000	855,000	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	2,900,000	2,341,750

Total Energy Equipment & Services				9,143,100

Oil, Gas & Consumable Fuels - 11.1%
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	840,000	845,250	(a)
Approach Resources Inc., Senior Notes	7.000%	6/15/21	280,000	260,400
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,530,000	275,400
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	640,000	528,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	730,000	759,930	(a)
California Resources Corp., Senior Notes	5.500%	9/15/21	810,000	771,525
California Resources Corp., Senior Notes	6.000%	11/15/24	2,440,000	2,257,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	400,000	402,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000	1,006,375
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	829,725
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000	1,314,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	436,100
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	820,000	795,400	(a)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,280,000	1,342,400
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	810,000	952,792
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	8.125%	9/15/23	490,000	510,825	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	100,000	109,125
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,080,000	1,082,700	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,530,000	4,416,750	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	1,010,000	1,027,675	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,590,000	1,884,225
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,690,000	1,903,175
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	450,000	364,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	3,020,000	2,619,850
MEG Energy Corp., Senior Notes	6.375%	1/30/23	2,010,000	1,909,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	340,000	(f)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,080,000	2,012,400	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,280,000	1,190,400
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,220,000	823,500
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,730,000	1,814,251	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	760,000		$114,000	(f)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,030,000		1,061,538
Rice Energy Inc., Senior Notes	7.250%	5/1/23	250,000		261,250	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	2,220,000		2,319,900	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,170,000		102,375
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,220,000		4,030,100
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000		671,250	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000		609,000
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	470,000		464,125	(a)
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	1,130,000		1,203,450

Total Oil, Gas & Consumable Fuels					45,623,061

TOTAL ENERGY					54,766,161

FINANCIALS - 12.2%
Banks - 6.7%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	650,000		688,187	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,087,348	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000		2,037,656
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	340,000		364,164	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	2,540,000		2,508,250	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,320,000		1,564,200	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	600,000		640,525	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	640,000		658,400	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000		884,510	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,497,516	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000		541,925	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,000,000		1,027,500	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,170,000		1,197,787	(g)
Novo Banco SA, Senior Notes	5.875%	11/9/15	500,000	EUR	554,367	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		7,595,000	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000		416,775
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	1,787,935	(b)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		934,597	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	470,000		494,675	(g)(h)

Total Banks					27,481,317

Consumer Finance - 0.5%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		1,032,700
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	520,000		522,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	460,000		393,300	(a)

Total Consumer Finance					1,948,600

Diversified Financial Services - 2.3%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,060,000		2,188,750	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,033,750
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,104,250
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,822,950
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		520,000	(a)(h)

Total Diversified Financial Services					9,669,700

Insurance - 0.9%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	280,000		289,961
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,390,000		1,445,600
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		649,450	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000		679,725
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		874,800	(a)

Total Insurance					3,939,536

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Real Estate Management & Development - 1.8%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,650,000		$1,545,720
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000		1,190,475
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	1,240,000		1,267,900	(a)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000		1,395,150	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,846,250	(a)

Total Real Estate Management & Development					7,245,495

TOTAL FINANCIALS					50,284,648

HEALTH CARE - 7.0%
Health Care Equipment & Supplies - 1.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		852,475	(a)(c)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,781,223	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	230,000		240,350	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,140,000		2,209,550	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,020,000		2,038,099

Total Health Care Equipment & Supplies					7,121,697

Health Care Providers & Services - 3.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		526,140
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,000,000		863,750	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,012,850
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	361,084	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,805,422	(b)
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		1,001,250
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000		2,222,025
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		462,788	(a)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	330,000		367,538	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	190,000	EUR	219,111	(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,850,000		2,021,125
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,770,000		1,659,375

Total Health Care Providers & Services					13,522,458

Pharmaceuticals - 2.0%
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	1,780,000		1,795,575	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,190,000		1,249,500	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	2,130,000		2,169,937	(a)(c)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,700,000		2,814,750	(a)

Total Pharmaceuticals					8,029,762

TOTAL HEALTH CARE					28,673,917

INDUSTRIALS - 12.4%
Aerospace & Defense - 1.6%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	620,000		666,500
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,900,000		1,781,250	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		847,000
Erickson Inc., Secured Notes	8.250%	5/1/20	1,025,000		781,562
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,000,000		2,098,750	(a)(e)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	580,000		580,000	(a)

Total Aerospace & Defense					6,755,062

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Air Freight & Logistics - 0.5%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	480,000		$464,400	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,560,000		1,680,900	(a)

Total Air Freight & Logistics					2,145,300

Airlines - 0.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		486,450	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,145,965		1,329,320

Total Airlines					1,815,770

Building Products - 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,190,000		1,124,550	(a)

Commercial Services & Supplies - 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000		640,250	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		736,229	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,656,375
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,300,360

Total Commercial Services & Supplies					6,333,214

Construction & Engineering - 1.8%
Astaldi SpA, Senior Notes	7.125%	12/1/20	580,000	EUR	687,975	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	154,023	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		868,600	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		903,000	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,280,000		1,184,000	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,514,975	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,480,000		2,126,600	(a)

Total Construction & Engineering					7,439,173

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		856,900	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		780,900	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	177,513	(a)

Total Electrical Equipment					1,815,313

Machinery - 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		533,750	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,437,050	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,095,000
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	342,000	EUR	412,241	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	123,300	EUR	148,624	(b)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	470,000	EUR	550,451	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		770,400	(a)

Total Machinery					5,947,516

Marine - 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,670,000		2,730,075	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		934,250

Total Marine					3,664,325

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - 1.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,050,000		$1,080,188	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,430,000		1,369,225	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	470,000		470,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,000,000		881,250	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,050,000		879,375	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,609,000		1,701,517

Total Road & Rail					6,381,555

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,176,600

Transportation - 1.4%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,476,800	(a)
JCH Parent Inc., Senior Notes	10.500%	3/15/19	2,640,625		1,967,266	(a)(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,652,300	(a)(c)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	1,010,000		813,050	(a)

Total Transportation					5,909,416

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000		725,400	(a)

TOTAL INDUSTRIALS					51,233,194

INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.3%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,040,000		1,055,600	(a)

Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,090,000		1,106,350

Internet Software & Services - 0.7%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,725,100

IT Services - 1.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,540,000		1,178,100	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	330,000		352,688	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,070,000		2,429,662
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,409,000		1,615,066

Total IT Services					5,575,516

Software - 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		617,901	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	1,152,941	(a)

Total Software					1,770,842

TOTAL INFORMATION TECHNOLOGY					12,233,408

MATERIALS - 10.2%
Chemicals - 1.7%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	630,000		633,150	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	960,000		885,600
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	620,000		618,450	(a)(c)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	2,000,000		2,070,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - (continued)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	$1,474,193	(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	440,815	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	345,504	(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	380,000		388,550	(a)

Total Chemicals					6,856,262

Construction Materials - 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,050,000		1,013,250	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	390,000		370,500	(a)

Total Construction Materials					1,383,750

Containers & Packaging - 3.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,054,282		1,129,400	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	2,945,778	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	390,000		398,775	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	148,235		152,682	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,250,000		1,293,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	550,000		555,500	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,750,000		1,824,375	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,460,000		1,500,150	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,910,000		1,957,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		417,175
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	840,000		855,750	(a)

Total Containers & Packaging					13,031,085

Metals & Mining - 4.2%
ArcelorMittal, Senior Bonds	5.125%	6/1/20	310,000		315,425
ArcelorMittal, Senior Notes	7.000%	2/25/22	960,000		1,053,600
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,560,000		2,432,000	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	3,510,000		3,036,150
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	370,000		339,937	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	720,000		554,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,480,000		1,557,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,290,000		70,950	(a)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,418		0	(a)(d)(e)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	670,000		644,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,833,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,016,000		985,520
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		771,450	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	977,115	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,400,000		1,533,000	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	620,000		582,800	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		829,900

Total Metals & Mining					17,517,822

Paper & Forest Products - 0.8%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,610,000		1,709,550	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	860,000		797,650

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - (continued)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000	$728,520

Total Paper & Forest Products				3,235,720

TOTAL MATERIALS				42,024,639

TELECOMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 2.8%
CenturyLink Inc., Senior Notes	5.625%	4/1/25	2,970,000	2,880,900	(a)
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	4,000,000	3,625,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000	107,375
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000	2,086,813
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000	552,500
Windstream Corp., Senior Notes	7.750%	10/1/21	1,450,000	1,377,500
Windstream Corp., Senior Notes	7.500%	6/1/22	820,000	751,325
Windstream Corp., Senior Notes	7.500%	4/1/23	450,000	406,125

Total Diversified Telecommunication Services				11,787,538

Wireless Telecommunication Services - 5.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,530,000	2,628,037	(a)
Oi SA, Senior Notes	5.750%	2/10/22	650,000	575,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000	4,715,050
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000	2,167,700
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,550,225	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,310,000	2,354,814
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000	477,000
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000	409,988
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,070,000	2,154,094
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	2,822,137	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000	814,000	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000	529,100	(a)

Total Wireless Telecommunication Services				22,197,395

TOTAL TELECOMMUNICATION SERVICES				33,984,933

UTILITIES - 3.4%
Electric Utilities - 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,125,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,589,326
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	141,540	151,094
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,220,000	2,408,700
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	181,268	181,268
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,463,281	2,703,838

Total Electric Utilities				8,159,226

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 1.4%
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,890,000	$1,828,575	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,624,375	3,925,652

Total Independent Power and Renewable Electricity Producers				5,754,227

TOTAL UTILITIES				13,913,453

TOTAL CORPORATE BONDS & NOTES (Cost - $365,783,926)				365,482,041

CONVERTIBLE BONDS & NOTES - 0.2%
MATERIALS - 0.2%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	340,000	311,737

Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	900,850	662,125	(a)(c)(e)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,213,715)				973,862

SENIOR LOANS - 2.3%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,071,000	(j)(k)

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	455,625	(j)(k)

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Murray Energy Corp., Term Loan B2	7.500%	3/19/21	760,000	740,905	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	877,800	878,897	(j)(k)

TOTAL ENERGY				1,619,802

HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,100,000	1,090,375	(j)(k)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	3,415,000	3,415,000	(d)(e)(l)

TOTAL HEALTH CARE				4,505,375

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	799,373	828,151	(j)(k)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	990,000	980,100	(j)(k)

TOTAL SENIOR LOANS (Cost - $9,343,778)				9,460,053

			SHARES
COMMON STOCKS - 3.0%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Ford Motor Co.			105,433	1,599,418

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			68,957	0	*(d)(e)(i)

TOTAL CONSUMER DISCRETIONARY				1,599,418

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

SECURITY			SHARES	VALUE
FINANCIALS - 1.9%
Banks - 1.9%
Citigroup Inc.			119,668	$6,471,646
JPMorgan Chase & Co.			20,262	1,332,834

TOTAL FINANCIALS				7,804,480

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc.			13,300	1,103,900	*(d)(e)

INDUSTRIALS - 0.3%
Marine - 0.1%
Horizon Lines Inc., Class A Shares			633,775	455,050	*(e)

Trading Companies & Distributors - 0.2%
H&E Equipment Services Inc.			42,100	919,043

TOTAL INDUSTRIALS				1,374,093

MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd.			2,742,654	259,875	*

TOTAL COMMON STOCKS (Cost - $12,243,340)				12,141,766

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp. (Cost - $683,750)	6.000%		7,600	342,684

PREFERRED STOCKS - 2.0%
FINANCIALS - 2.0%
Consumer Finance - 2.0%
GMAC Capital Trust I (Cost - $7,815,124)	8.125%		319,200	8,318,352	(h)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	286,620	*(a)
Jack Cooper Holdings Corp.		5/6/18	846	143,820	*(a)

TOTAL WARRANTS (Cost - $46,253)				430,440

TOTAL INVESTMENTS - 96.4% (Cost - $397,129,886#)				397,149,198
Other Assets in Excess of Liabilities - 3.6%				14,914,748

TOTAL NET ASSETS - 100.0%				$412,063,946

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2015

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	The coupon payment on these securities is currently in default as of May 31, 2015.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	Value is less than $1.
(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	All or a portion of this loan is unfunded as of May 31, 2015. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$61,190,097	$1,330,820		$62,520,917
Industrials	—	49,903,874	1,329,320		51,233,194
Materials	—	42,024,639	0	*	42,024,639
Utilities	—	11,323,485	2,589,968		13,913,453
Other corporate bonds & notes	—	195,789,838	—		195,789,838
Convertible bonds & notes	—	973,862	—		973,862
Senior loans:
Consumer discretionary	—	—	1,071,000		1,071,000
Consumer staples	—	—	455,625		455,625
Energy	—	740,905	878,897		1,619,802
Other senior loans	—	6,313,626	—		6,313,626
Common stocks:
Consumer discretionary	$1,599,418	—	0	*	1,599,418
Health care	—	—	1,103,900		1,103,900
Materials	—	259,875	—		259,875
Other common stocks	9,178,573	—	—		9,178,573
Convertible preferred stocks	—	342,684	—		342,684
Preferred stocks	8,318,352	—	—		8,318,352
Warrants	—	430,440	—		430,440

Total investments	$19,096,343	$369,293,325	$8,759,530		$397,149,198

Other financial instruments:
Forward foreign currency contracts	—	$387,889	—		$387,889

Total	$19,096,343	$369,681,214	$8,759,530		$397,537,087

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$59,112	—		$59,112

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2015, securities valued at $342,684 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	MATERIALS		UTILITIES	CONVERTIBLE BONDS & NOTES	TOTAL
Balance as of August 31, 2014	$1,427,563	—	—		$0 *	$860,000	$2,287,563
Accrued premiums/discounts	16,327	—	—		—	—	16,327
Realized gain (loss)	17	—	—		(634,581)	—	(634,564)
Change in unrealized appreciation (depreciation)[1]	4,433	—	—		641,363	(238,725)	407,071
Purchases	148,078	—	$0	*	—	40,850	188,928
Sales	(265,598)	—	—		(6,782)	—	(272,380)
Transfers into Level 3[2]	—	$1,329,320	—		2,589,968	—	3,919,288
Transfers out of Level 3[3]	—	—	—		—	(662,125)	(662,125)

Balance as of May 31, 2015	$1,330,820	$1,329,320	$0	*	$2,589,968	—	$5,250,108

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[1]	$(240)	—	—		—	—	$(240)

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	TOTAL
Balance as of August 31, 2014	—	—	—	—
Accrued premiums/discounts	—	—	$1,220	$1,220
Realized gain (loss)	—	—	53	53
Change in unrealized appreciation (depreciation)[1]	—	—	21,824	21,824
Purchases	—	—	858,000	858,000
Sales	—	—	(2,200)	(2,200)
Transfers into Level 3[2]	$1,071,000	$455,625	—	1,526,625
Transfers out of Level 3	—	—	—	—

Balance as of May 31, 2015	$1,071,000	$455,625	$878,897	$2,405,522

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[1]	—	—	$21,824	$21,824

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	HEALTH CARE	TOTAL
Balance as of August 31, 2014	$137,914	$638,400	$776,314
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	(137,914)	465,500	327,586
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of May 31, 2015	$0 *	$1,103,900	$1,103,900

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[1]	$(137,914)	$465,500	$327,586

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,119,206
Gross unrealized depreciation	(19,099,894)

Net unrealized depreciation	$19,312

At May 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,244,028	USD	1,403,413	Citibank, N.A.	8/13/15	$(35,724)
USD	8,286,779	EUR	7,294,925	Credit Suisse	8/13/15	266,715
USD	1,907,404	GBP	1,250,229	Credit Suisse	8/13/15	(2,450)
EUR	351,382	USD	395,775	JPMorgan Chase & Co.	8/13/15	(9,464)
USD	3,489,440	EUR	3,063,721	UBS AG	8/13/15	121,174
USD	2,607,273	GBP	1,714,285	UBS AG	8/13/15	(11,474)

Total						$328,777

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2015